SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2003

SERACARE LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

California	0-33045	33-0056054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1935 Avenida del Oro, Suite F Oceanside, California	92056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 806-8922

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events and Required FD Disclosure.

On October 9, 2003, SeraCare Life Sciences, Inc. announced that it had signed a two-year $10 million secured line of credit with Brown Brothers Harriman & Co.

For information regarding the new credit facility, reference is made to the press release issued by the Company on October 9, 2003, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, and the Revolving Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SERACARE LIFE SCIENCES, INC.

Date: October 10, 2003	By:	/s/ Tim Hart
Tim Hart
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Revolving Credit Agreement, dated as of October 8, 2003, among SeraCare Life Sciences, Inc. and Brown Brothers Harriman & Co. Schedules and exhibits to this Revolving Credit Agreement have not been included herewith, but will be furnished supplementally to the Securities and Exchange Commission upon request.

10.2	Revolving Promissory Note (Secured), dated October 8, 2003, made by SeraCare Life Sciences, Inc. in favor of Brown Brothers Harriman & Co.

99.1	Press Release issued on October 9, 2003.